Exhibit 10.1
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS
THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS (this “Amendment”), dated as of June 16, 2017, by and among CYRUSONE LP, a Maryland limited partnership (“Borrower”), CYRUSONE INC., a Maryland corporation (“REIT”), CYRUSONE GP, a Maryland statutory trust (“General Partner”), CYRUSONE LLC, a Delaware limited liability company (“LLC”), CYRUSONE TRS INC., a Delaware corporation (“TRS”), CYRUSONE FOREIGN HOLDINGS LLC, a Delaware limited liability company (“Foreign Holdings”), CYRUSONE FINANCE CORP., a Maryland corporation (“Finance”), CERVALIS HOLDINGS LLC, a Delaware limited liability company (“Cervalis Holdings”), CERVALIS LLC, a Delaware limited liability company (“Cervalis”), CYRUSONE-NJ LLC, a Delaware limited liability company (“CyrusOne-NJ”), CYRUSONE-NC LLC, a Delaware limited liability company (“CyrusOne-NC”; REIT, General Partner, LLC, TRS, Foreign Holdings, Finance, Cervalis Holdings, Cervalis, CyrusOne-NJ and CyrusOne-NC are sometimes hereinafter referred to individually as “Guarantor” and collectively as “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), CAPITAL ONE, NATIONAL ASSOCIATION (“New Lender”), and the other Lenders party hereto (collectively, with New Lender, the “Lenders”), and KeyBank as Agent for itself and the other Lenders from time to time party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, Agent and the Lenders (other than New Lender) are parties to that certain Second Amended and Restated Credit Agreement dated as of November 21, 2016 (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”);
WHEREAS, certain of the Guarantors executed and delivered to Agent and the Lenders that certain Second Amended and Restated Guaranty dated as of November 21, 2016 (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Guaranty”);
WHEREAS, CyrusOne-NJ and CyrusOne-NC have become a party to the Guaranty pursuant to that certain Joinder Agreement dated March 17, 2017; and
WHEREAS, the Borrower and the Guarantors have requested that the Agent and the Lenders make certain modifications to the Credit Agreement and Agent and the undersigned Lenders have consented to such modifications, subject to the execution and delivery of this Amendment.
NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1.Definitions. Capitalized terms used in this Amendment, but which are not otherwise expressly defined in this Amendment, shall have the respective meanings given thereto in the Credit Agreement.
2.    Modifications of the Credit Agreement. The Borrower, Agent and the Lenders do hereby modify and amend the Credit Agreement as follows:
(a)    By deleting the amount “$1,850,000,000” appearing in the second “WHEREAS” paragraph on page 1 of the Credit Agreement, and inserting in lieu thereof the amount “$2,300,000,000".
(b)    By deleting in their entirety the definitions of “Commitment Increase”, “Controlled Joint Venture”, “Material Subsidiary”, “Revolving Credit Loan or Loans”, “Senior Notes”, “Senior Notes Documents”, “Senior Notes Indenture”, “Term Loan A or Term Loans A”, “Total Commitment”, “Total Revolving Credit Commitment”, “Total Term Loan A Commitment”, and “Unencumbered Net Operating Income” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:
“Commitment Increase. An increase in the Total Revolving Credit Commitment, Total Term Loan A Commitment and/or Total Term Loan B Commitment to an aggregate Total Commitment of not more than $2,300,000,000.00 pursuant to §2.11.
Controlled Joint Venture. Any Person that is not a Wholly Owned Subsidiary of Borrower in which the Borrower or any of its Wholly Owned Subsidiaries (i) holds at least fifty percent (50%) of the economic and voting interests of such Person, (ii) is the sole general partner or managing member, as applicable, of such Person, (iii) controls day-to-day management and operational decisions of the assets of such Person, (iv) controls all material decisions of such Person, including without limitation the operations, investments, financing, refinancing, encumbrancing and disposition of the assets of such Person (provided that the Borrower or any of its Wholly Owned Subsidiaries shall be deemed to control all material decisions of such Person if the Borrower or such Wholly Owned Subsidiary has, in the event of a disagreement regarding any material decisions (including any of the foregoing matters), the right and ability to exercise either (A) a buy-sell right with respect to the ownership interests in the joint venture or (B) a right to offer for sale the assets of the joint venture, and pursuant to the exercise of either such right cause such assets to be fully owned or ground leased directly by the Borrower or a Wholly Owned Subsidiary of Borrower or sold for cash at a price reasonably satisfactory to the Borrower, provided further that to the extent Borrower is relying upon a buy-sell right or offer to sell right pursuant to this clause (iv) to be deemed to have control over all material decisions of such Person, (1) the applicable joint venture agreement shall provide that any buy-sell or sale process must be consummated within one hundred twenty (120) days of the exercise thereof and (2) there shall be no restriction, lock-out or other limitation on when such buy-sell or sale process can be invoked or exercised, (v) is not subject to any contractual provision or agreement with the holder of the balance of the interests in such Person that provides such holder with the right (x) to change or replace management of such Person (other than as a result of fraud or willful misconduct by the Borrower or its applicable Wholly Owned Subsidiary that is acting as the general partner or managing member of such Person), (y) to obtain additional consent or approval rights, or (z) to acquire the direct or indirect interest of Borrower in such Person upon non-payment of any distributions to it or other default by Borrower or such other Wholly Owned Subsidiary of Borrower, and (vi) no event has occurred which would permit the holder of the balance of the interests in such Person to change or replace Borrower or its Wholly Owned Subsidiary as the sole general partner or managing member of such Person.
Material Subsidiary. Any Subsidiary of REIT (a) which is a direct or indirect owner of an asset included in determining the Unencumbered Asset Value (including, subject to §5.2, any Controlled Joint Venture), (b) which is a guarantor of or is otherwise liable with respect to any other Unsecured Indebtedness of the REIT, the Borrower or any of their respective Subsidiaries, or (c) that owns assets that account for greater than five percent (5%) of the Gross Asset Value and is not an Excluded Subsidiary. Notwithstanding the foregoing, Subsidiaries that are not Domestic Subsidiaries and joint ventures that are not Controlled Joint Ventures which own or lease Unencumbered Controlled Joint Venture Properties will not be required to act as Guarantors.
Revolving Credit Loan or Loans. An individual Revolving Credit Loan or the aggregate Revolving Credit Loans, as the case may be, in the maximum principal amount of $1,100,000,000.00 (subject to increase as provided in §2.11) to be made by the Revolving Credit Lenders hereunder as more particularly described in §2. Without limiting the foregoing, Revolving Credit Loans shall also include Revolving Credit Loans made pursuant to §2.10(f).
Senior Notes. Borrower’s 5.000% Senior Notes Due 2024 in the aggregate principal amount of up to $500,000,000 and 5.375% Senior Notes due 2027 in the aggregate principal amount of up to $300,000,000, issued by Borrower under the Senior Notes Documents from time to time, and the Indebtedness represented thereby, including Senior Notes into which such notes may be exchanged in accordance with the provisions of the Senior Notes Documents.
Senior Notes Documents. Each of the Senior Notes Indentures and all other instruments, agreements and other documents evidencing or governing the Senior Notes or providing for any guarantee or other right in respect thereof, in each case as the same may be amended, restated, supplemented, substituted, replaced, refinanced or otherwise modified from time to time.
Senior Notes Indenture. Each of (i) that certain Indenture dated as of March 17, 2017 among Borrower and CyrusOne Finance Corp., as Issuers, the guarantors a party thereto, Wells Fargo Bank, N.A., as Trustee relating to the issuance by Borrower of the 5.000% Senior Notes due 2024 and (ii) that certain Indenture dated as of March 17, 2017 among Borrower and CyrusOne Finance Corp., as Issuers, the guarantors a party thereto, Wells Fargo Bank, N.A., as Trustee relating to the issuance by Borrower of the 5.375% Senior Notes due 2027.
Term Loan A or Term Loans A. An individual Term Loan A or the aggregate Term Loans A, as the case may be, in the maximum principal amount of $650,000,000.00 (subject to increase as provided in §2.11) made by the Term Loan A Lenders hereunder.

Total Commitment. The sum of the Total Revolving Credit Commitment, the Total Term Loan A Commitment and the Total Term Loan B Commitment. As of June 16, 2017, the Total Commitment is Two Billion and No/100 Dollars ($2,000,000,000.00). The Total Commitment may increase in accordance with §2.11.
Total Revolving Credit Commitment. The sum of the Revolving Credit Commitments of the Revolving Credit Lenders, as in effect from time to time. As of June 16, 2017, the Total Revolving Credit Commitment is One Billion One Hundred Million and No/100 Dollars ($1,100,000,000.00). The Total Revolving Credit Commitment may increase in accordance with §2.11.
Total Term Loan A Commitment. The sum of the Term Loan A Commitments of the Term Loan A Lenders, as in effect from time to time. As of June 16, 2017, the Total Term Loan A Commitment is Six Hundred Fifty Million and No/100 Dollars ($650,000,000.00). The Total Term Loan A Commitment may increase in accordance with §2.11.
Unencumbered Net Operating Income. For any period of determination, Net Operating Income from Unencumbered Properties; provided, however, that if the Net Operating Income (i) attributable to Leased Properties would exceed fifteen percent (15%) of the aggregate Unencumbered Net Operating Income, (ii) attributable to Development Properties would exceed fifteen percent (15%) of the aggregate Unencumbered Net Operating Income, (iii) attributable to International Investments would exceed ten percent (10.0%) of the aggregate Unencumbered Net Operating Income, (iv) attributable to Unencumbered Properties which are on Ground Leases would exceed thirty-five percent (35%) of the aggregate Unencumbered Net Operating Income, (v) attributable to Unencumbered Properties which are owned or leased by Controlled Joint Ventures would exceed ten percent (10%) of the aggregate Unencumbered Net Operating Income, or (vi) attributable to Ground Leases, Leased Properties, Land Assets, International Investments and properties owned or leased by Controlled Joint Ventures would exceed forty percent (40%) of the aggregate Unencumbered Net Operating Income, then in each case such excess shall be excluded.”
(c)    By deleting the words “Leased Property or” appearing in the second (2nd) and third (3rd) lines of clause (iii) of the definition of Gross Asset Value, which appears in §1.1 of the Credit Agreement.
(d)    By deleting the words and numbers “twenty percent (20%)” appearing in the tenth (10th) line of the last paragraph of the definition of “Gross Asset Value”, which appears in §1.1 of the Credit Agreement, and inserting in lieu thereof the words and numbers “thirty percent (30%)”.
(e)    By deleting the words “Leased Property or” appearing in the third (3rd) line of clause (c) of the definition of Unencumbered Asset Value, which appears in §1.1 of the Credit Agreement.

(f)    By deleting in its entirety the last paragraph of the definition of “Unencumbered Asset Value”, which appears in §1.1 of the Credit Agreement, and inserting in lieu thereof the following.
“Unencumbered Asset Value may be adjusted as provided in §8.6. Without limiting or affecting any other provision hereof, Unencumbered Asset Value shall not include any income or value associated with Real Estate which is not operated or intended to be operated principally as a Data Center Property. For purposes of this definition, to the extent that Unencumbered Asset Value (i) attributable to Leased Properties would exceed fifteen percent (15%) of the Unencumbered Asset Value, (ii) attributable to Development Properties would exceed fifteen percent (15%) of the Unencumbered Asset Value, (iii) attributable to International Investments would exceed ten percent (10%) of the Unencumbered Asset Value, (iv) attributable to Unencumbered Properties which are on Ground Leases would exceed thirty-five percent (35%) of the Unencumbered Asset Value, (v) attributable to Unencumbered Properties which are owned or leased by Controlled Joint Ventures would exceed ten percent (10%) of the Unencumbered Asset Value, or (vi) attributable to Ground Leases, Leased Properties, Land Assets, International Investments and properties owned or leased by Controlled Joint Ventures would exceed forty percent (40%) of Unencumbered Asset Value, then in each case such excess shall be excluded. With respect to any Unencumbered Controlled Joint Venture Property, only the Controlled Joint Venture Value shall be included in determining Unencumbered Asset Value.”
(g)    By deleting the amount “$1,850,000,000” appearing in the eleventh (11th) line of §2.11(a) of the Credit Agreement, and by inserting in lieu thereof the amount “$2,300,000,000”.
(h)    By deleting in its entirety §5.2(a) of the Credit Agreement, and inserting in lieu thereof the following:
“In the event that Borrower shall request that certain Real Estate of a Subsidiary of Borrower (including a Controlled Joint Venture) be included as an Unencumbered Property for purposes of calculation of the Unencumbered Asset Value, Borrower shall as a condition thereto, in addition to the requirements of §7.22, cause each such Subsidiary (including a Controlled Joint Venture), subject to the terms of §7.22(a)(x), not already constituting a Subsidiary Guarantor hereunder (and any other Subsidiary of Borrower having an ownership interest in such Subsidiary of Borrower) to execute and deliver to Agent a Joinder Agreement, and such Subsidiary (and any such other Subsidiary having an ownership interest in such Subsidiary) shall thereby become a Subsidiary Guarantor hereunder. In addition, in the event any Subsidiary of the REIT shall constitute a Material Subsidiary within the meaning of clause (b) of the definition thereof, the Borrower shall cause such Subsidiary, as a condition to such Subsidiary’s becoming a guarantor or other obligor with respect to such other Unsecured Indebtedness described therein (unless such Indebtedness was incurred prior to such Subsidiary becoming a Subsidiary Guarantor and not in contemplation of such Subsidiary becoming a Subsidiary Guarantor, in which case such Subsidiary shall promptly execute and deliver to Agent a Joinder Agreement), cause each such Subsidiary to execute and deliver to Agent a Joinder Agreement, and such Subsidiary shall thereby become a Subsidiary Guarantor hereunder. In addition, in the event any Subsidiary of the Borrower shall constitute a Material Subsidiary pursuant to clause (c) of the definition thereof,

Borrower shall cause such Subsidiary (other than any Controlled Joint Venture to the extent the organizational agreements of such Controlled Joint Venture do not permit it to guarantee the Obligations), within thirty (30) days (or such later date as agreed to by Agent) of such Subsidiary becoming a Material Subsidiary pursuant to clause (c) of the definition thereof, to execute and deliver to Agent a Joinder Agreement, and such Subsidiary shall become a Subsidiary Guarantor hereunder. Each such Subsidiary shall be specifically authorized, in accordance with its respective organizational documents and applicable law, to be a Guarantor hereunder. Without limiting the terms of this agreement, Borrower shall cause all representations in the Loan Documents that apply to the Guarantors to be true and correct in all material respects, with respect to such new Subsidiary Guarantor, at the time each such Subsidiary becomes a Subsidiary Guarantor (unless such representations apply to any earlier date). Without limiting the terms of this Agreement, Borrower shall cause all covenants in the Loan Documents that apply to the Guarantors to be true and correct, with respect to such new Subsidiary Guarantor, at the time each such Subsidiary becomes a Subsidiary Guarantor. In connection with the delivery of any Joinder Agreement, Borrower shall deliver to the Agent such organizational agreements, resolutions, consents, opinions and other documents and instruments as the Agent may reasonably require. Each Subsidiary of Borrower (including any Controlled Joint Venture, whether or not a Guarantor) that owns or leases Real Estate included as an Unencumbered Property (and each other Subsidiary of Borrower having an interest in such Subsidiary of Borrower) shall be organized under the laws of a State and shall have its principal place of business in a State, consistent with the requirements of §7.2.”
(i)    By inserting the words “(including without limitation pursuant to §7.22(a)(x)(1))” following the words “as a result of such release” appearing in the third (3rd) and fourth (4th) lines of §5.2(b) of the Credit Agreement.
(j)    By deleting in its entirety §7.4(g) of the Credit Agreement, and inserting in lieu thereof the following:
“(g)    Promptly upon the request of Agent copies of the applicable joint ventures agreements for the Controlled Joint Ventures that own Unencumbered Controlled Joint Venture Properties;”.
(k)    By deleting the word “and” appearing at the end of §7.22(a)(viii) of the Credit Agreement, by deleting the period appearing at the end of §7.22(a)(ix) of the Credit Agreement, and inserting in lieu thereof “; ”, and by inserting the following as §7.22(a)(x) and (xi) of the Credit Agreement:
“(x)    each Controlled Joint Venture owning or leasing an Unencumbered Property included in the calculation of Unencumbered Asset Value shall be a Guarantor unless the organizational agreements of such Controlled Joint Venture do not permit it to guarantee the Obligations, provided further that (1) at all times the Guarantors must own or lease Unencumbered Properties having an aggregate Unencumbered Asset Value of not less than ninety percent (90%) of the aggregate Unencumbered Asset Value as of any date of determination, and (2) if the Unencumbered Asset Value of the Unencumbered Properties owned or leased by the Guarantors would be less than such ninety percent (90%) threshold, then any

Unencumbered Asset Value attributable to Unencumbered Properties owned or leased by Controlled Joint Ventures that are not Guarantors shall be excluded from the calculation of Unencumbered Asset Value to the extent necessary to cause such ninety percent (90%) threshold to be met; and
(xi)    in the event any buy-sell or offer to sell right contained in the agreements relating to a Controlled Joint Venture that owns or leases an Unencumbered Controlled Joint Venture Property is exercised, triggered or otherwise invoked and the Borrower or its applicable Subsidiary fails to perform its obligations in accordance with such provision, then the Real Estate of such Controlled Joint Venture shall no longer be eligible for inclusion as an Unencumbered Property.”
(l)    By deleting the words “1649 W. Frankford Road, Carrollton, Texas 75007” in §7.2 of the Credit Agreement, and by inserting in lieu thereof the words “2101 Cedar Springs Road, Suite 900, Dallas, Texas 75201”.
(m)    By deleting the words “1649 West Frankford Road, Carrollton, Texas 75007” in §19 of the Credit Agreement, and by inserting in lieu thereof the words “2101 Cedar Springs Road, Suite 900, Dallas, Texas 75201”.
3.    Modification of the Guaranty. Guarantors, Agent and Lenders do hereby modify and amend the Guaranty by (i) deleting the words “1649 West Frankford Road, Carrollton, Texas 75007” in §13 thereof and inserting in lieu thereof the words “2101 Cedar Springs Road, Suite 900, Dallas, Texas 75201” and (ii) inserting the following sentence immediately after the first (1st) sentence of Paragraph A of the Guaranty, appearing on page 1 thereof:
“On June 16, 2017, the Credit Agreement was amended by an agreement whereby the Lenders agreed to make the Loan available to Borrower in the maximum aggregate amount at any time outstanding not to exceed the sum of Two Billion and No/100 Dollars ($2,000,000,000.00), increasable to Two Billion Three Hundred Million and No/100 Dollars ($2,300,000,000.00)."
4.    Commitments.
(a)    As of the “Effective Date” (as hereinafter defined) of this Amendment and following satisfaction of all conditions thereto as provided herein, the amount of each Term Loan A Lender’s including New Lender’s Term Loan A Commitment and the amount of each Revolving Credit Lender’s including New Lender’s Revolving Credit Commitment shall be the amount set forth on Schedule 1.1 attached hereto. In connection with the increase of the Total Term Loan A Commitments and the Total Revolving Credit Commitment, each Term Loan A Lender and Revolving Credit Lender that is increasing its Term Loan A Commitment and/or Revolving Credit Commitment shall be issued a replacement Term Loan A Note and/or Revolving Credit Note, as applicable, in the principal face amount of its Term Loan A Commitment or Revolving Credit Commitment, as applicable, which will be a “Term Loan A Note” or “Revolving Credit Note” under the Credit Agreement. Each such Term Loan A Note and Revolving Credit Note shall be a replacement Term Loan A Note or Revolving Credit Note, as applicable, and each increasing Lender will promptly return to Borrower its existing Term Loan A Note and/or Revolving Credit Note that is being replaced marked “Replaced”. Each Revolving Credit Lender shall receive a Bid Loan Note in the principal face amount of the Bid Loan Sublimit, which will be a Bid Loan Note under the Credit Agreement. Each such Bid Loan Note shall be a replacement Bid Loan Note, and each Revolving Credit Lender will promptly return to Borrower its existing Bid Loan Note that is being replaced marked “Replaced”.
(b)    In connection with the increase of the Total Commitment and pursuant to this Amendment and §2.11 of the Credit Agreement, New Lender shall on the Effective Date be issued a Term Loan A Note and a Revolving Credit Note in the principal face amount of its Term Loan A Commitment and Revolving Credit Commitment, respectively, which will be a “Term Loan A Note” and a “Revolving Credit Note” under the Credit Agreement, and on the Effective Date New Lender shall be a Lender under the Credit Agreement. New Lender makes and confirms to the Agent and the other Lenders all of the representations, warranties and covenants of a Lender under the Credit Agreement as if it were an original party to the Credit Agreement. Without limiting the foregoing, New Lender (a) represents and warrants that it is legally authorized to, and has full power and authority to, enter into this Amendment and perform its obligations under this Amendment, the Credit Agreement and the other Loan Documents; (b) confirms that it has received copies of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and become a party to the Credit Agreement; (c) agrees that it has made its own decision to become a Lender under the Credit Agreement without reliance upon any Lender, Agent, any Titled Agent or any affiliate or subsidiary of any thereof, and has and will, independently and without reliance upon any Lender, the Agent, any Titled Agent or any affiliate or subsidiary of any thereof and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in evaluating the Loans, the Loan Documents, the creditworthiness of the Borrower and the Guarantors and the value of any collateral and any other assets of the Borrower and the Guarantors, and taking or not taking action under the Loan Documents; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers as are reasonably incidental thereto pursuant to the terms of the Loan Documents; (e) agrees that, by this Amendment, New Lender has become a party to and will perform in accordance with their terms all the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; (f) represents and warrants that New Lender is not a Person controlling, controlled by or under common control with, or which is not otherwise free from influence or control by, the Borrower or any Guarantor and is not a Defaulting Lender or an Affiliate of a Defaulting Lender and (g) New Lender has a net worth or unfunded capital commitment as of the date hereof of not less than $100,000,000.00 unless waived in writing by Borrower and Agent.
(c)    By its signature below, New Lender hereby agrees from and after the Effective Date to perform all obligations as a Lender and with respect to its Term Loan A Commitment and Revolving Credit Commitment as set forth in this Amendment, the Credit Agreement and the other Loan Documents, as if New Lender were an original Lender and signatory to the Credit Agreement, which obligations shall include, but shall not be limited to, with respect to its Revolving Credit Commitment the obligation to make Revolving Credit Loans to the Borrower with respect to its Revolving Credit Commitment as required under the Credit Agreement, the obligation to pay amounts due in respect of Swing Loans as set forth in §2.5 of the Credit Agreement, and the obligation to pay amounts due in respect of draws under Letters of Credit as required under §2.10 of the Credit Agreement, and in any case the obligation to indemnify the Agent as provided therein. New Lender acknowledges and confirms that its address for notices and LIBOR Lending Office for Loans is as set forth on the signature pages hereto.
(d)    On the Effective Date of this Amendment the outstanding principal balance of the Revolving Credit Loans shall be reallocated among the Revolving Credit Lenders such that the outstanding principal amount of Revolving Credit Loans owed to each Revolving Credit Lender shall be equal to such Revolving Credit Lender's Revolving Credit Commitment Percentage of the outstanding principal amount of all Revolving Credit Loans. The participation interests of the Revolving Credit Lenders in Swing Loans and Letters of Credit shall be similarly adjusted. On the Effective Date, each of those Revolving Credit Lenders whose Revolving Credit Commitment Percentage is increasing shall advance the funds to the Agent and the funds so advanced shall be distributed among the Revolving Credit Lenders whose Revolving Credit Commitment Percentage is decreasing as necessary to accomplish the required reallocation of the outstanding Revolving Credit Loans.
(e)    On the Effective Date of this Amendment, the Term Loan A Lenders whose Term Loan A Commitment is increasing shall advance to Agent for further advance to Borrower, in accordance with the terms of the Credit Agreement, the amount of the increase in its Term Loan A Commitment, which shall then be Term Loans A under the Credit Agreement.
5.    References to Credit Agreement and Guaranty. All references in the Loan Documents to the Credit Agreement and Guaranty shall be deemed a reference to the Credit Agreement and Guaranty as modified and amended herein.
6.    Consent of Guarantors. By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein and the execution and delivery of the Term Loan A Notes, Revolving Credit Notes and Bid Loan Notes and any other agreements contemplated hereby, and Borrower and Guarantors hereby acknowledge, represent and agree that the Credit Agreement and the Guaranty, as modified and amended herein, and the other Loan Documents remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity, and that the Guaranty extends to and applies to the foregoing documents as modified and amended and to the Term Loan A Notes, Revolving Credit Notes and Bid Loan Notes delivered pursuant hereto.
7.    Representations. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows as of the date of this Amendment:
(a)    Authorization. The execution, delivery and performance by the Borrower and the Guarantors of this Amendment, the Term Loan A Notes, the Revolving Credit Notes and the Bid Loan Notes and any other agreements contemplated hereby and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default

(whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any material agreement or other material instrument binding upon, any of such Persons or any of its properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, and (vi) do not require any material approval or consent of any Person other than those already obtained and as are in full force and effect.
(b)    Enforceability. This Amendment and the Term Loan A Notes, the Revolving Credit Notes and the Bid Loan Notes delivered pursuant hereto are the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.
(c)    Approvals. The execution, delivery and performance by the Borrower and the Guarantors of this Amendment, the Term Loan A Notes, the Revolving Credit Notes and the Bid Loan Notes delivered pursuant hereto and any other agreements contemplated hereby and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing or registration with, or the giving of any notice to, any court, department, board, governmental agency or authority other than those already obtained and other than any disclosure filings with the SEC as may be required with respect to this Amendment.
(d)    Reaffirmation. Borrower and the Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents except for representations or warranties that expressly relate to an earlier date. Each of the representations and warranties made by or on behalf of Borrower, Guarantors or any of their respective Subsidiaries contained in this Amendment, the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment are true in all material respects as of the date as of which they were made and are true in all material respects as of the date hereof, with the same effect as if made at and as of that time, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).
(e)    No Default. By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents immediately after the execution and delivery of this Amendment and the other documents executed in connection herewith, and that no Default or Event of Default has occurred and is continuing.
8.    Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or Letters of Credit or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.
9.    Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement, the Guaranty and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement, the Guaranty and the other Loan Documents. Nothing in this Amendment or any other document executed in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty). This Amendment shall constitute a Loan Document.
10.    Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
11.    Miscellaneous. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.
12.    Effective Date. This Amendment shall be deemed effective and in full force and effect (the “Effective Date”) upon confirmation by the Agent of the satisfaction of the following conditions:
(a)    the execution and delivery of this Amendment by Borrower, Guarantors, Agent, the Majority Lenders, New Lender, each Term Loan A Lender whose Term Loan A Commitment is increasing pursuant to this Amendment and each Revolving Credit Lender whose Revolving Credit Commitment is increasing pursuant to this Amendment;
(b)    the delivery to Agent of an opinion of counsel to the Borrower and the Guarantors addressed to the Agent and the Lenders covering such matters as the Agent may reasonably request;
(c)    the delivery to Agent for each requesting Lender of a Term Loan A Note or Revolving Credit Note, as applicable, duly executed by the Borrower in favor of each Lender whose Term Loan A Commitment and/or Revolving Credit Commitment is increasing in the amount set forth next to such Lender’s name on Schedule 1.1 attached hereto, and Bid Loan Note in favor of each Revolving Credit Lender in the amount of the new Bid Loan Sublimit;
(d)    receipt by Agent of evidence that the Borrower shall have paid all fees due and payable with respect to this Amendment and the increase of the Total Term Loan A Commitment and Total Revolving Credit Commitment; and
(e)    delivery to Agent of a Compliance Certificate, adjusted to give pro forma effect to the advance of the Term Loans A and any Revolving Credit Loans to be made on or about the date thereof, and evidencing compliance with the covenants described in §7.4(c) of the Credit Agreement;

(f)    receipt by Agent of such other resolutions, certificates, documents, instruments and agreements as the Agent may reasonably request; and
(g)    the Borrower shall have paid the reasonable fees and expenses of Agent in connection with this Amendment and the transactions contemplated hereby.
13.    Titles. From and after the Effective Date, the following Lenders shall be documentation agents: TD Securities (USA) LLC, New York Branch, Barclays Bank PLC, Citizens Bank, N.A., SunTrust Bank, PNC Bank, National Association, Morgan Stanley Bank, N.A., Morgan Stanley Senior Funding, Inc., Royal Bank of Canada, Goldman Sachs Bank USA, Bank of America, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd., and Deutsche Bank AG New York Branch.
[CONTINUED ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Amendment under seal as of the day and year first above written.
BORROWER:
CYRUSONE LP, a Maryland limited partnership
By:    CYRUSONE GP, a Maryland statutory trust, its general partner
By:    CyrusOne Inc., a Maryland corporation, as its sole trustee
By:    /s/ Diane M. Morefield
Name:    Diane M. Morefield
Title:    Chief Financial Officer
GUARANTORS:
CYRUSONE INC., a Maryland corporation
By:    /s/ Diane M. Morefield
Name:    Diane M. Morefield
Title:    Chief Financial Officer
CYRUSONE GP, a Maryland statutory trust
By:    CyrusOne Inc., a Maryland corporation, as its sole trustee
By:    /s/ Diane M. Morefield
Name:    Diane M. Morefield
Title:    Chief Financial Officer
CYRUSONE LLC, a Delaware limited liability company
By:    /s/ Diane M. Morefield
Name:    Diane M. Morefield
Title:    Chief Financial Officer
CYRUSONE TRS INC., a Delaware corporation
By:    /s/ Diane M. Morefield
Name:    Diane M. Morefield
Title:    Chief Financial Officer
CYRUSONE FOREIGN HOLDINGS LLC, a Delaware limited liability company
By:    /s/ Diane M. Morefield
Name:    Diane M. Morefield
Title:    Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]

CYRUSONE FINANCE CORP., a Maryland corporation
By:    /s/ Diane M. Morefield
Name:    Diane M. Morefield
Title:    Chief Financial Officer
CERVALIS HOLDINGS LLC, a Delaware limited liability company
By:    /s/ Diane M. Morefield
Name:    Diane M. Morefield
Title:    Chief Financial Officer
CERVALIS LLC, a Delaware limited liability company
By:    /s/ Diane M. Morefield
Name:    Diane M. Morefield
Title:    Chief Financial Officer
CYRUSONE-NJ LLC, a Delaware limited liability company
By:    /s/ Diane M. Morefield
Name:    Diane M. Morefield
Title:    Chief Financial Officer
CYRUSONE-NC LLC, a Delaware limited liability company
By:    /s/ Diane M. Morefield
Name:    Diane M. Morefield
Title:    Chief Financial Officer
LENDERS:
KEYBANK NATIONAL ASSOCIATION, individually and as Agent
By: /s/ Jason Weaver
Name: Jason Weaver
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A.
By: /s/ Alexander Vardaman
Name: Alexander Vardaman
Title: Authorized Signer

THE TORONTO-DOMINION BANK, NEW YORK BRANCH
By: /s/ Annie Dorval
Name: Annie Dorval
Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

BARCLAYS BANK PLC
By: /s/ May Huang
Name: May Huang
Title: Assistant Vice President

ROYAL BANK OF CANADA
By: /s/ Sheena Lee
Name: Sheena Lee
Title: Authorized Signatory

SUNTRUST BANK
By: /s/ Nancy B. Richards
Name: Nancy B. Richards
Title: Senior Vice President

CITIZENS BANK, N.A.
By: /s/ Michelle M. Dawson
Name: Michelle M. Dawson
Title: Vice President

CITIBANK, N.A.
By: /s/ John C. Rowland
Name: John C. Rowland
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION
By: /s/ Brandon K. Fiddler
Name: Brandon K. Fiddler
Title: Senior Vice President

COBANK, ACB
By: /s/ Andy Smith
Name: Andy Smith
Title: Vice President

BANK OF AMERICA, N.A.
By: /s/ Dennis Kwan
Name: Dennis Kwan
Title: Vice President

[Signature Page to First Amendment to Credit Agreement]

GOLDMAN SACHS BANK USA
By: /s/ Annie Carr
Name: Annie Carr
Title: Authorized Signatory

SYNOVUS BANK
By: /s/ David W. Bowman
Name: David W. Bowman
Title: Director

DEUTSCHE BANK AG NEW YORK BRANCH
By: /s/ J.T. Johnston Coe
Name: J.T. Johnston Coe
Title: Managing Director

By: /s/ James Rolison
Name: James Rolison
Title: Managing Director

MORGAN STANLEY BANK, N.A.
By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

RAYMOND JAMES BANK, N.A.
By: /s/ Matt Stein
Name: Matt Stein
Title: Vice President

WOODFOREST NATIONAL BANK
By: /s/ Jacob McGee
Name: Jacob McGee
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
By: /s/ Matthew Antioco
Name: Matthew Antioco
Title: Vice President

MORGAN STANLEY SENIOR FUNDING, INC.
By: /s/ Michael King
Name: Michael King
Title: Vice President

[Signature Page to First Amendment to Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION
By: /s/ Barbara Heubner
Name: Barbara Heubner
Title: Vice President

Capital One, National Association
1680 Capital One Drive, 10th Floor
McLean, Virginia 22102
Attn: Barbara Heubner

LIBOR Lending Office
Same as Above

[Signature Page to First Amendment to Credit Agreement]

SCHEDULE 1.1
LENDERS AND COMMITMENTS
REVOLVING CREDIT LOAN

Name and Address	Revolving Credit Commitment	Revolving Credit Commitment Percentage*
KEYBANK NATIONAL ASSOCIATION 127 Public Square, 8th Floor Cleveland, Ohio 44114 Attention: Jason Weaver	$72,971,410.00	6.633764545000%
LIBOR Lending Office Same as Above
DEUTSCHE BANK AG NEW YORK BRANCH 60 Wall Street New York, NY 10005-2836 Attention: Dusan Lazarov	$125,000,000.00	11.363636360000%
LIBOR Lending Office Same as Above
BARCLAYS BANK PLC 745 7th Avenue, 25th Floor New York, NY 10019 Attention: Sean Duggan	$73,700,000.00	6.700000000000%
LIBOR Lending Office Same as Above
JPMORGAN CHASE BANK, N.A. 2200 Ross Avenue, 8th Floor Dallas, TX 75201 Attention: Brooke Tankersley	$72,971,409.00	6.633764455000%
LIBOR Lending Office Same as Above
THE TORONTO-DOMINION BANK, NEW YORK BRANCH 31 West 52nd Street New York, NY 10019 Attention: Christopher Wong	$72,971,409.00	6.633764455000%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 - PAGE 1

Name and Address	Revolving Credit Commitment	Revolving Credit Commitment Percentage*
CITIZENS BANK, N.A. 1215 Superior Avenue Cleveland, Ohio 44114 Attention: David R. Jablonowski	$67,805,292.00	6.164117455000%
LIBOR Lending Office Same as Above
SUNTRUST BANK 8330 Boone Blvd., 7th Floor Vienna, VA 22182 Attention: Nancy B. Richards	$67,805,292.00	6.164117455000%
LIBOR Lending Office Same as Above
GOLDMAN SACHS BANK USA c/o Goldman, Sachs & Co. 30 Hudson Street, 5th Floor Jersey City, NY 07302 Attention: Michelle Latzoni	$66,695,903.00	6.063263909000%
LIBOR Lending Office Same as Above
BANK OF AMERICA, N.A. 555 California Street, 6th Floor CA5-705-06-01 San Francisco, CA 94104 Attention: Dennis Kwan	$61,347,646.00	5.577058727000%
LIBOR Lending Office Same as Above
CITIBANK, N.A. 388 Greenwich Street, 23rd Floor New York, NY 10013 Attention: Bryce Hong	$61,347,646.00	5.577058727000%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 - PAGE 2

Name and Address	Revolving Credit Commitment	Revolving Credit Commitment Percentage*
ROYAL BANK OF CANADA Global Loans Administration 20 King Street West, 4th Floor Toronto, Ontario, Canada M5H1C4 Attention: Manager, Loans Administration	$61,347,646.00	5.577058727000%
LIBOR Lending Office Same as Above
PNC BANK, NATIONAL ASSOCIATION 1200 Smith Street Houston, TX 77002 Attention: Christian Brown	$61,347,645.00	5.577058636000%
LIBOR Lending Office Same as Above
CAPITAL ONE, NATIONAL ASSOCIATION 6200 Chevy Chase Drive Laurel, MD 20707 Attn: Tri Truong	$50,000,000.00	4.545454545000%
LIBOR Lending Office Same as Above
THE BANK OF TOKYO – MITSUBISHI UFJ, LTD. 1251 Avenue of the Americas New York, NY 10020-1104 Attn: Matthew Antioco	$48,432,351.00	4.402941000000%
LIBOR Lending Office Same as Above
MORGAN STANLEY BANK, N.A. 1300 Thames Street, Thames Street Wharf 4th Floor Baltimore, MD 21231 Attention: Morgan Stanley Loan Servicing	$41,974,705.00	3.815882273000%
LIBOR Lending Office Same as Above
RAYMOND JAMES BANK, N.A. 710 Carillon Parkway St. Petersburg, FL 33716 Attention: James Armstrong	$32,934,000.00	2.994000000000%

SCHEDULE 1.1 - PAGE 3

Name and Address	Revolving Credit Commitment	Revolving Credit Commitment Percentage*
LIBOR Lending Office Same as Above
COBANK, ACB 900 Circle 75 Parkway, Suite 1400 Atlanta, GA 30339-5946 Attention: Charles Smith	$22,601,764.00	2.054705818000%
LIBOR Lending Office Same as Above
MORGAN STANLEY SENIOR FUNDING, INC. 1300 Thames Street, Thames Street Wharf 4th Floor Baltimore, MD 21231 Attn: Morgan Stanley Loan Servicing	$19,372,941.00	1.761176455000%
LIBOR Lending Office Same as Above
SYNOVUS BANK 800 Shades Creek Parkway Birmingham, AL 35209 Attention: David Bowman	$19,372,941.00	1.761176455000%
LIBOR Lending Office Same as Above
TOTAL	$1,100,000,000.00	100%
*Percentages may not add up to 100% due to rounding.

SCHEDULE 1.1 - PAGE 4

TERM LOAN A

Name and Address	Term Loan A Commitment	Term Loan A Commitment Percentage*
KEYBANK NATIONAL ASSOCIATION 127 Public Square, 8th Floor Cleveland, Ohio 44114 Attention: Jason Weaver	$35,883,077.50	5.520473462000%
LIBOR Lending Office Same as Above
THE BANK OF TOKYO – MITSUBISHI UFJ, LTD. 1251 Avenue of the Americas New York, NY 10020-1104 Attn: Matthew Antioco	$64,964,168.00	9.994487385000%
LIBOR Lending Office Same as Above
CAPITAL ONE, NATIONAL ASSOCIATION 6200 Chevy Chase Drive Laurel, MD 20707 Attn: Tri Truong	$50,000,000.00	7.692307692000%
LIBOR Lending Office Same as Above
PNC BANK, NATIONAL ASSOCIATION 1200 Smith Street Houston, TX 77002 Attention: Christian Brown	$48,954,613.00	7.531478923000%
LIBOR Lending Office Same as Above
BANK OF AMERICA, N.A. 555 California Street, 6th Floor CA5-705-06-01 San Francisco, CA 94104 Attention: Dennis Kwan	$48,954,612.00	7.531478769000%
LIBOR Lending Office Same as Above
ROYAL BANK OF CANADA Global Loans Administration 20 King Street West, 4th Floor Toronto, Ontario, Canada M5H1C4 Attention: Manager, Loans Administration	$48,954,612.00	7.531478769000%

SCHEDULE 1.1 - PAGE 5

Name and Address	Term Loan A Commitment	Term Loan A Commitment Percentage*
LIBOR Lending Office Same as Above
GOLDMAN SACHS BANK USA c/o Goldman, Sachs & Co. 30 Hudson Street, 5th Floor Jersey City, NY 07302 Attention: Michelle Latzoni	$43,606,355.00	6.708670000000%
LIBOR Lending Office Same as Above
CITIZENS BANK, N.A. 1215 Superior Avenue Cleveland, Ohio 44114 Attention: David R. Jablonowski	$40,949,835.00	6.299974615000%
LIBOR Lending Office Same as Above
SUNTRUST BANK 8330 Boone Blvd., 7th Floor Vienna, VA 22182 Attention: Nancy B. Richards	$40,949,835.00	6.299974615385
LIBOR Lending Office Same as Above
MORGAN STANLEY SENIOR FUNDING, INC. 1300 Thames Street, Thames Street Wharf 4th Floor Baltimore, MD 21231 Attn: Morgan Stanley Loan Servicing	$35,985,667.00	5.536256462000%
LIBOR Lending Office Same as Above
JPMORGAN CHASE BANK, N.A. 2200 Ross Avenue, 8th Floor Dallas, TX 75201 Attention: Brooke Tankersley	$35,883,077.50	5.520473462000%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 - PAGE 6

Name and Address	Term Loan A Commitment	Term Loan A Commitment Percentage*
THE TORONTO-DOMINION BANK, NEW YORK BRANCH 31 West 52nd Street New York, NY 10019 Attention: Christopher Wong	$34,546,013.00	5.314771231000%
LIBOR Lending Office Same as Above
BARCLAYS BANK PLC 745 7th Avenue, 25th Floor New York, NY 10019 Attention: Sean Duggan	$31,300,000.00	4.815384615000%
LIBOR Lending Office Same as Above
RAYMOND JAMES BANK, N.A. 710 Carillon Parkway St. Petersburg, FL 33716 Attention: James Armstrong	$24,175,633.00	3.719328154000%
LIBOR Lending Office Same as Above
WOODFOREST NATIONAL BANK 25231 Grogan Mills Road Suite 450 The Woodlands, TX 77380 Attn: Laurie Blanton	$20,000,000.00	3.076923077000%
LIBOR Lending Office Same as Above
CITIBANK, N.A. 388 Greenwich Street, 23rd Floor New York, NY 10013 Attention: Bryce Hong	$18,954,612.00	2.916094154000%
LIBOR Lending Office: 1615 Brett Road, Building III New Castle, DE 19720
MORGAN STANLEY BANK, N.A. 1300 Thames Street, Thames Street Wharf, 4th Floor Baltimore, MD 21231 Attention: Morgan Stanley Loan Servicing	$12,968,945.00	1.995222308000%

SCHEDULE 1.1 - PAGE 7

Name and Address	Term Loan A Commitment	Term Loan A Commitment Percentage*
LIBOR Lending Office Same as Above
COBANK, ACB 900 Circle 75 Parkway, Suite 1400 Atlanta, GA 30339-5946 Attention: Charles Smith	$6,983,278.00	1.074350462000%
LIBOR Lending Office Same as Above
SYNOVUS BANK 800 Shades Creek Parkway Birmingham, AL 35209 Attention: David Bowman	$5,985,667.00	0.920871846200%
LIBOR Lending Office Same as Above
TOTAL	$650,000,000.00	100%

*Percentages may not add up to 100% due to rounding.

SCHEDULE 1.1 - PAGE 8

TERM LOAN B

Name and Address	Term Loan B Commitment	Term Loan B Commitment Percentage*
KEYBANK NATIONAL ASSOCIATION 127 Public Square, 8th Floor Cleveland, Ohio 44114 Attention: Jason Weaver	$21,145,512.50	8.458205000000%
LIBOR Lending Office Same as Above
JPMORGAN CHASE BANK, N.A. 2200 Ross Avenue, 8th Floor Dallas, TX 75201 Attention: Brooke Tankersley	$21,145,513.50	8.458205400000%
LIBOR Lending Office Same as Above
BARCLAYS BANK PLC 745 7th Avenue, 25th Floor New York, NY 10019 Attention: Sean Duggan	$20,000,000.00	8.000000000000%
LIBOR Lending Office Same as Above
WOODFOREST NATIONAL BANK 25231 Grogan Mills Road Suite 450 The Woodlands, TX 77380 Attn: Laurie Blanton	$20,000,000.00	8.000000000000%
LIBOR Lending Office Same as Above
THE TORONTO-DOMINION BANK, NEW YORK BRANCH 31 West 52nd Street New York, NY 10019 Attention: Christopher Wong	$17,482,578.00	6.993031200000%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 - PAGE 9

Name and Address	Term Loan B Commitment	Term Loan B Commitment Percentage*
CITIZENS BANK, N.A. 1215 Superior Avenue Cleveland, Ohio 44114 Attention: David R. Jablonowski	$16,244,873.00	6.497949200000%
LIBOR Lending Office Same as Above
SUNTRUST BANK 8330 Boone Blvd., 7th Floor Vienna, VA 22182 Attention: Nancy B. Richards	$16,244,873.00	6.497949200000%
LIBOR Lending Office Same as Above
BANK OF AMERICA, N.A. 555 California Street, 6th Floor CA5-705-06-01 San Francisco, CA 94104 Attention: Dennis Kwan	$14,697,742.00	5.879096800000%
LIBOR Lending Office Same as Above
CITIBANK, N.A. 388 Greenwich Street, 23rd Floor New York, NY 10013 Attention: Bryce Hong	$14,697,742.00	5.879096800000%
LIBOR Lending Office: 1615 Brett Road, Building III New Castle, DE 19720
GOLDMAN SACHS BANK USA c/o Goldman, Sachs & Co. 30 Hudson Street, 5th Floor Jersey City, NY 07302 Attention: Michelle Latzoni	$14,697,742.00	5.879096800000%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 - PAGE 10

Name and Address	Term Loan B Commitment	Term Loan B Commitment Percentage*
PNC BANK, NATIONAL ASSOCIATION 1200 Smith Street Houston, TX 77002 Attention: Christian Brown	$14,697,742.00	5.879096800000%
LIBOR Lending Office Same as Above
ROYAL BANK OF CANADA Global Loans Administration 20 King Street West, 4th Floor Toronto, Ontario, Canada M5H1C4 Attention: Manager, Loans Administration	$14,697,742.00	5.879096800000%
LIBOR Lending Office Same as Above
THE BANK OF TOKYO – MITSUBISHI UFJ, LTD. 1251 Avenue of the Americas New York, NY 10020-1104 Attn: Matthew Antioco	$11,603,481.00	4.641392400000%
LIBOR Lending Office Same as Above
MORGAN STANLEY BANK, N.A. 1300 Thames Street, Thames Street Wharf, 4th Floor Baltimore, MD 21231 Attention: Morgan Stanley Loan Servicing	$10,056,350.00	4.022540000000%
LIBOR Lending Office Same as Above
RAYMOND JAMES BANK, N.A. 710 Carillon Parkway St. Petersburg, FL 33716 Attention: James Armstrong	$7,890,367.00	3.156146800000%
LIBOR Lending Office Same as Above
COBANK, ACB 900 Circle 75 Parkway, Suite 1400 Atlanta, GA 30339-5946 Attention: Charles Smith	$5,414,958.00	2.165983200000%

SCHEDULE 1.1 - PAGE 11

Name and Address	Term Loan B Commitment	Term Loan B Commitment Percentage*
LIBOR Lending Office Same as Above
MORGAN STANLEY SENIOR FUNDING, INC. 1300 Thames Street, Thames Street Wharf 4th Floor Baltimore, MD 21231 Attn: Morgan Stanley Loan Servicing	$4,641,392.00	1.856556800000%
LIBOR Lending Office Same as Above
SYNOVUS BANK 800 Shades Creek Parkway Birmingham, AL 35209 Attention: David Bowman	$4,641,392.00	1.856556800000%
LIBOR Lending Office Same as Above
TOTAL	$250,000,000.00	100%

*Percentages may not add up to 100% due to rounding.

SCHEDULE 1.1 - PAGE 12

TOTAL COMMITMENTS

LENDER	TOTAL COMMITMENT	TOTAL COMMITMENT PERCENTAGE*
KEYBANK NATIONAL ASSOCIATION	$130,000,000.00	6.500000000000%
JPMORGAN CHASE BANK, N.A.	$130,000,000.00	6.500000000000%
THE TORONTO-DOMINION BANK, NEW YORK BRANCH	$125,000,000.00	6.250000000000%
BARCLAYS BANK PLC	$125,000,000.00	6.250000000000%
CITIZENS BANK, N.A.	$125,000,000.00	6.250000000000%
SUNTRUST BANK	$125,000,000.00	6.250000000000%
PNC BANK, NATIONAL ASSOCIATION	$125,000,000.00	6.250000000000%
ROYAL BANK OF CANADA	$125,000,000.00	6.250000000000%
GOLDMAN SACHS BANK USA	$125,000,000.00	6.250000000000%
BANK OF AMERICA, N.A.	$125,000,000.00	6.250000000000%
THE BANK OF TOKYO – MITSUBISHI UFJ, LTD.	$125,000,000.00	6.250000000000%
DEUTSCHE BANK AG NEW YORK BRANCH	$125,000,000.00	6.250000000000%
CAPITAL ONE, NATIONAL ASSOCIATION	$100,000,000.00	5.000000000000%
CITIBANK, N.A.	$95,000,000.00	4.750000000000%
MORGAN STANLEY BANK, N.A.	$65,000,000.00	3.250000000000%
RAYMOND JAMES BANK, N.A.	$65,000,000.00	3.250000000000%
MORGAN STANLEY SENIOR FUNDING, INC.	$60,000,000.00	3.000000000000%
WOODFOREST BANK	$40,000,000.00	2.000000000000%
COBANK, ACB	$35,000,000.00	1.750000000000%

SCHEDULE 1.1 - PAGE 13

LENDER	TOTAL COMMITMENT	TOTAL COMMITMENT PERCENTAGE*
SYNOVUS BANK	$30,000,000.00	1.500000000000%
TOTAL	$2,000,000,000.00	100%*

*Percentages may not add up to 100% due to rounding.

SCHEDULE 1.1 - PAGE 14